SEVCON®

Partner with Performance

16/09/2015

Corporate Overview

Forward-Looking Statements

Forward-looking statements in this release about Sevcon's product development and sales growth are subject to risks and uncertainties that could cause actual results to differ materially from those we anticipate. In particular: global demand for electric vehicles may not grow as much as we expect; our customers' products may not be as successful as those of other entrants in the electric vehicle market who are supplied by our competitors; continuing economic instability may cause customers to delay, decrease or cancel purchases of our products; we are dependent on a few key suppliers and subcontractors for most components, sub-assemblies and finished products, and we may not be able to establish alternative sources of supply in time if supplies are interrupted; we have a small number of key customers whose loss would adversely affect our results; and our worldwide operations are subject to the risks of international trade, including without limitation regional economic downturns, exchange rate fluctuations, and changing laws, regulatory practices and tariffs. Before making any investment decisions regarding our company, we strongly advise you to read the section entitled "Risk Factors" in our most recent annual report on Form 10-K which can be accessed under the "SEC Filings" link of the "Investor Info" page of our website at www.sevcon.com. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation.

SEVCON

Partner with Performance™

What we do!

We provide products for electrification.



Electrification: Replace traditional with electrical power.

We sit between the power source and the motor

SEVCON®
Partner with Performance

About the Company

50+ years experience in electrification

- High volume production
- Flexible operating model
- Global customer base
- Profitable
- 150 employees
- NASDAQ Listed


SEVCON INC.
100% SEVCON S.A.S. (France)
100% SEVCON Ltd. (U.K.)
100% SEVCON USA Inc.
100% SEVCON ASIA Ltd. (Korea)
100% SEVCON K.K. (Japan)
50% SEVCON NTC (CHINA)
100% ICW LTD. (U.K.)

Sevcon Gmbh coming soon

Where we do it


Sevcon Offices
Agents & Distributors
Manufacturing
Product Development

SEVCON®
Partner with Performance

Variable Cost Model

Enables faster times to market and stronger margin leverage from rising sales volumes

- We subcontract volume manufacturing – flexibility at low cost
- We manufacture close to market – minimizes freight cost & lead times
- Two subcontract partners – dual sourcing to eliminate risk and maximize competitiveness
- Minimal capital investment requirements


Juarez Mexico


Shanghai China


Krakow Poland

Top Line progress


Sales
Sales (K)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
YTD FY2015 *
CAGR = 14.0%

SEVCON®
Partner with Performance

Markets

Electrification

- The world is electrifying
  - Propulsion
    - Stop/Start & Engine Performance (Internal Combustion)
    - Range assisted and Plug in Hybrids (PHEV)
    - Pure Electric Vehicles (PEV)
  - Hydraulics
    - Replacement of legacy hydraulic systems with electrics
    - Utility, Construction, Agriculture

SEVCON®
Partner with Performance

Key Markets

Industrial (GDP type growth)



- Forklift Trucks
- Aerial Lift Equipment
- Airport Ground Support Vehicles
- Floor Care Equipment
- Construction Equipment
- Marine
- Mining Vehicles
- Gen Sets

















Lithium Ion (High Growth)

- Scooters & Motorbikes
- Agriculture
- Recreational & Utility Vehicles
- Hybrid Vehicles
- Construction
- Personal Mobility





Some of our Customers

TOYOTA INDUSTRIAL EQUIPMENT
Yale People. Products. Productivity.
PEUGEOT
JLG®
BorgWarner
HYSTER
RAYMOND Above. And beyond.®
CROWN
SKYJACK
HYUNDAI CONSTRUCTION EQUIPMENT U.S.A., INC.
Remy INTERNATIONAL, INC.
MANITOU
MCF MITSUBISHI CATERPILLAR FORKLIFT EUROPE B.V.
CNH
AICHI
TUG TECHNOLOGIES CORPORATION
BRAMMO
JAGUAR
SEAKEEPER®
snorkel
CHARLATTE manutention FAYAT GROUP
vmoto
POLARIS The Way Out.
RENAULT
CATERPILLAR®
AGCO Your Agriculture Company
TAYLOR-DUNN® Commercial and Industrial Vehicles Since 1949

Products and Targets

Released this week

GEN5 TECHNOLOGY



Reduce Emissions

Generate Electricity

Go Faster

Electrification Controllers

- **Designed for propulsion and generation**

























Electrification Controllers

- **Designed for Hydraulics replacement**













Full product portfolio


Power

SEVCON®
Partner with Performance

The Future

The addressable market for on vehicle ($M)

SEVCON
Partner with Performance

Assuming current levels of "vertical" integration, the available market for Sevcon is reduced from $4.4B to $835M in 2013, but still expected to grow to $5.47B by 2020


$4,429
Total Market 2013
$2,624
Batteries & BMS
$970
Motors & Gearboxes
$835
Addressable 2013
$5,470
Addressable 2020

Source: Sevcon Sales Team, Customer interviews and Investor presentations, OEM parts prices, Industrial Truck Organization, IDTechEx, Team analysis.

SEVCON
Partner with Performance

The drivers are!

Factors driving electrification


$5,470M
$1,180
$2,401
$765
$480
$644
$835M
$111
$245
$101
$99
$278
2013
2020
Performance
Economics
New Value
Incentives
Regulations

Source: Sevcon Sales Team, Customer interviews and Investor presentations, OEM parts prices, Industrial Truck Organization, IDTechEx, Team analysis.

Subassembly Breakdown



Component Breakdown
6,000
5,000
4,000
3,000
2,000
1,000
-
$M
1005
1290
1650
2100
2850
3880
5470
170
255
580
340
270
680
510
340
800
750
370
980
1100
460
1290
1500
600
1780
2100
830
2540
2013
2015
2016
2017
2018
2019
2020
Inverters
Other electrical
Chargers
Total

Integration

- Optimised value requires system integration
- Start at electrical components, add motor



Controller



Motor



DC/DC



Charger



SEVCON

Partner with Performance

Our Startegy

Vertical integration of powertrain components to produce high-value, customer-specific electrification solutions


Tomorrow
Today
Flexible/Adaptable Solutions & Sub-Systems
Vertical Integration & Application Expertise
Flexible/Adaptable Components
Modular Technology Platform
Engineering Expertise

Why?

Pure play in the Electrification revolution.

- World leader in EV power management
- Established base business
- Existing global reach
- Well-positioned to penetrate growing markets
- Flexible, low-cost manufacturing model
- Global customer relationships built on binding technical partnerships






SEVCON®
Partner with Performance

Thank you